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From: Jack Peterson [redacted]
Date: August 28, 2020 at 6:54:13 PM EDT
To: Geoffrey Gwin [redacted]
Cc: Paul Block [redacted], "Hall, Christopher (POR)" [redacted]
Subject: Re: EASTSIDE DISTILLING, INC Form 8-K (August 24, 2020)

Dear Geoffrey,

I do not agree with the statements made by the company regarding my resignation. Attached please find my letter of resignation including my reason for resigning from the Board of Directors of Eastside Distilling Company.

Sincerely,

Jack

Jack Peterson, President, Sandstrom Partners, Inc.
808 SW 3rd Ave, No. 610
Portland, OR 97204
www.sandstrompartners.com
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On Aug 28, 2020, at 3:11 PM, Geoffrey Gwin [redacted] wrote:

Dear Jack,

Attached please find a copy of the Form 8-K that Eastside Distilling, Inc. (the "Company") filed regarding your resignation as a director of the

Company. You are hereby given an opportunity to furnish the Company with a letter, addressed to the Company, stating whether you agree with the statements made by the Company in this Form 8-K and, if not, the respects in which you do not agree. You must provide any such letter as promptly as possible. Any letter the Company receives from you will be filed with the SEC.

Very Truly Yours,

Geoffrey Gwin
CFO
Eastside Distilling Inc.

Sent from my iPhone

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<EASTSIDE DISTILLING, INC Form 8-K (August 24, 2020) Version 3.pdf>

<EASTSIDE DISTILLING, INC Form 8-K (August 24, 2020) Version 3.docx>

August 19, 2020

Eastside Distilling Company
1001 SE Water Avenue
Suite 390
Portland, OR 97214

Dear Chairman and Board Members,

Please accept this letter as my formal resignation from the Board of Directors of Eastside Distilling Company, effective immediately.

I need to dedicate all of my time and attention to Sandstrom Partners, where I serve as President, during these trying economic times. Unfortunately, this will not allow me to provide the time and attention required to effectively serve Eastside Distilling Company shareholders.

I am grateful for having had the opportunity to serve shareholders while on the board of Eastside Distilling Company, and I offer my best wishes for its continued success.

Sincerely,

Jack Peterson

Jack Peterson | 4227 SW 40th Avenue | Portland, OR 97221 | 503.504.1080